UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2013

SINGLE TOUCH SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53744	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Town Square Place, Suite 204
Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 275-0555
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On July 26, 2013, Single Touch Systems, Inc. (the “Company”) dismissed Weaver, Martin & Samyn, LLC (“Weaver”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s audit committee.

During the fiscal years ended September 30, 2012 and 2011, Weaver’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2012 and 2011 and the subsequent periods through July 26, 2013, (i) there were no disagreements between the Company and Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On July 31, 2013, the Company provided Weaver with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Weaver furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated July 31, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Effective July 30, 2013, the Company engaged L.L.Bradford & Company, LLC (“Bradford”) as its independent registered public accounting firm for the Company’s fiscal year ended September 30, 2013.

During the years ended September 30, 2012 and 2011 and the subsequent interim period through July 30, 2013, the Company did not consult with Bradford regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

16.1	Letter from Weaver, Martin & Samyn, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 1, 2013

SINGLE TOUCH SYSTEMS INC.

By:	/s/ James Orsini
Name:	James Orsini
Title:	Chief Executive Officer and President